UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 14, 2008

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 14, 2008, Terex posted a presentation relating to the proposed acquisition of A.S.V., Inc. (the “Company”) on its website. A copy of those materials is attached hereto as Exhibit 99.2.

Item 8.01. Other Events.

On January 14, 2008, Terex Corporation (“Terex”) and the Company issued a press release announcing that the Company, Terex and Terex Minnesota, Inc., a wholly owned subsidiary of Terex (“Sub”), have entered into a definitive merger agreement that provides for the acquisition of the Company for $18 per share in cash (the “Offer Price”) by means of a tender offer for all of the outstanding common stock, par value $0.01 per share, of the Company followed by a merger in which all of common stock not acquired in the tender offer will be converted into the right to receive the Offer Price. The press release is attached hereto as Exhibit 99.1.

This Form 8-K is not an offer to buy or the solicitation of an offer to sell any of the Company’s common shares. Sub has not yet commenced the tender offer described herein. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission, will be mailed to shareholders of record and will also be made available for distribution to beneficial owners of the Company’s common shares. The solicitation of offers to buy the Company’s common shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, shareholders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the tender offer. When they are available, shareholders will be able to obtain the offer to purchase, the letter of transmittal and related documents without charge from the Securities and Exchange Commission’s website at www.sec.gov or from the information agent that is selected by the Company. Shareholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the tender offer.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press release of Terex Corporation issued on January 14, 2008.
99.2	Presentation posted to Terex’s website on January 14, 2008.	Presentation is also available at
www.terex.com under the Investor Relations section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2008

TEREX CORPORATION
By: /s/ Eric I Cohen
Eric I Cohen
Senior Vice President, Secretary and General Counsel

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